Exhibit 99.1

PONCE BANK MUTUAL HOLDING COMPANY
AND
PDL COMMUNITY BANCORP
ANNOUNCE ADOPTION OF A PLAN OF CONVERSION AND REORGANIZATION,
RELATED SECOND-STEP STOCK OFFERING
AND FUNDING OF THE PONCE DE LEON FOUNDATION

Bronx, NY, May 25, 2021 — Ponce Bank Mutual Holding Company and PDL Community Bancorp (NASDAQ: PDLB), the holding company for Ponce Bank and Mortgage World Bankers, Inc., announced today that their Boards of Directors have unanimously adopted a Plan of Conversion and Reorganization pursuant to which Ponce Bank Mutual Holding Company and PDL Community Bancorp will reorganize into a new stock holding company and will conduct a second-step stock offering of new shares of common stock.

As a result of the proposed “second step” conversion transaction, the current mutual holding company structure of Ponce Bank Mutual Holding Company, PDL Community Bancorp, Ponce Bank and Mortgage World Bankers, Inc. will convert to the fully-converted stock holding company structure. A new stock holding company for Ponce Bank and Mortgage World Bankers, Inc., to be named PDL Community Financial Corp. and which will succeed to PDL Community Bancorp, will offer for sale shares of its common stock, representing Ponce Bank Mutual Holding Company’s ownership interest in PDL Community Bancorp, to depositors of Ponce Bank and others in a subscription offering and, if necessary, a community offering and/or a syndicated community offering. Eligible account holders of Ponce Bank as of the close of business on April 30, 2020 will have first priority non-transferable subscription rights to subscribe for shares of common stock of PDL Community Financial Corp. In addition, each share of common stock of PDL Community Bancorp held by persons other than Ponce Bank Mutual Holding Company (the “minority stockholders”) will be converted into and become the right to receive a number of shares of common stock of PDL Community Financial Corp. pursuant to an exchange ratio, established at the completion of the proposed transaction, designed to preserve in PDL Community Financial Corp. the same aggregate percentage ownership interest that the minority stockholders will have in PDL Community Bancorp immediately before the completion of the proposed transaction, exclusive of the purchase of any additional shares of common stock of PDL Community Financial Corp. by minority stockholders in the stock offering and the effect of cash received in lieu of issuance of fractional shares of common stock of PDL Community Bancorp, and adjusted to reflect certain assets held by Ponce Bank Mutual Holding Company. The total number of shares of common stock of PDL Community Financial Corp. to be issued in the proposed transaction will be based on the aggregate pro forma market value of the common stock of PDL Community Financial Corp., as determined by an independent appraisal.

In connection with the conversion, a contribution will be made to the Ponce De Leon Foundation in the form of common stock issued in the conversion and cash in amounts to be determined. The foundation will continue to be dedicated to the promotion of charitable purposes in the communities served by Ponce Bank, including community development and grants and donations to support housing assistance and not-for-profit organizations.

Carlos P. Naudon, President and Chief Executive Officer, stated, “We believe the second-step transaction will assist us in moving forward with our growth and strategic plans. We are proud to make a further sizable contribution to the foundation to be funded as part of our conversion as it reflects our continued commitment to the communities we serve.”

The conversion and offering will not affect the terms and conditions of accounts held by depositors and borrowers or other customers of Ponce Bank. The transactions contemplated by the Plan of Conversion, including the funding of the foundation, are subject to approval by PDL Community Bancorp’s stockholders (including approval by a majority of the shares held by persons other than Ponce Bank Mutual Holding Company), the members of Ponce Bank Mutual Holding Company and the Board of Governors of the Federal Reserve System.

In connection with the proposed transaction, PDL Community Financial Corp. will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 that will include a proxy statement of PDL

Community Bancorp and a prospectus of PDL Community Financial Corp., as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF PDL COMMUNITY BANCORP ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT, AND THE PROSPECTUS CAREFULLY WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. When filed, these documents and other documents relating to the proposed transaction can be obtained free of charge from the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from PDL Community Bancorp upon written request to PDL Community Bancorp, 2244 Westchester Avenue, Bronx, New York, 10462, Attention:  Corporate Secretary, or by calling (718) 931-9000.

PDL Community Bancorp and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies with respect of the proposed transaction. Information regarding PDL Community Bancorp’s directors and executive officers is available in its definitive proxy statement for its 2021 Annual Meeting of Stockholders, filed with the SEC on April 23, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement, the prospectus, and other relevant materials filed with the SEC, as described above.

The shares of common stock of PDL Community Financial Corp. will not be savings accounts or savings deposits, may lose value and will not be insured by the Federal Deposit Insurance Corporation or any other government agency.

About PDL Community Bancorp

PDL Community Bancorp is the financial holding company for Ponce Bank and Mortgage World Bankers, Inc. Ponce Bank is a federally chartered savings association. Ponce Bank is designated a Minority Depository Institution, a Community Development Financial Institution, and a certified Small Business Administration lender. Ponce Bank’s business primarily consists of taking deposits from the general public and to a lesser extent from alternative funding sources and investing those deposits, together with funds generated from operations and borrowings, in mortgage loans, consisting of 1-4 family residences (investor-owned and owner-occupied), multifamily residences, nonresidential properties and construction and land, and, to a lesser extent, in business and consumer loans. Ponce Bank also invests in securities, which consist of U.S. Government and federal agency securities and securities issued by government-sponsored or government-owned enterprises, as well as, mortgage-backed securities, corporate bonds and obligations, and Federal Home Loan Bank stock. Mortgage World Bankers, Inc. is a mortgage lender operating in five states. As a Federal Housing Administration (“FHA”)-approved Title II lender, Mortgage World Bankers, Inc. originates and sells to investors single family mortgage loans guaranteed by the FHA, as well as conventional mortgages.

Forward Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; the anticipated impact of the COVID-19 novel coronavirus pandemic and the Company’s attempts at mitigation; changes in the value of securities in the Company’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, PDL Community Bancorp’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as may be required by applicable law or regulation.